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                                                                   EXHIBIT 10.28


October 30, 20000



Mr. Mark Perlberg
310 Green Park Court
Atlanta, Georgia 30327

Dear Mark,

         This letter confirms that you will not receive the guaranteed bonus of 33% of your base salary paid to you in 2000. You will receive a sign-on bonus effective with your one-year anniversary with the Company, February 9, 2001 equal to 33% of your base salary paid to you in 2000. In the event of termination of employment, the sign-on bonus will be afforded the same treatment as the performance bonus for severance purposes. Except as set forth above, the terms of the Letter Agreement shall remain in force as originally signed.

         If the terms of this letter accurately reflect your understanding, please sign the enclosed copy of this letter and return it directly to me.


                                             Sincerely,



                                             /s/ MARIE A. NEFF
                                             ----------------------------------
                                             Marie A. Neff
                                             Senior Vice President,
                                             Human Resources


Accepted and agreed:

/s/ MARK PERLBERG
----------------------------------
Mark Perlberg

Date: October 30, 2000
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